UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2023

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
(d) Election of Director
On February 10, 2023, the Board of Directors (the "Board") of Comstock Holding Companies, Inc. (the “Company”) appointed Thomas J. Holly to serve as a Class II independent director and a member of its Audit Committee, effective immediately. Mr. Holly's appointment fills an existing vacancy on the Board and his initial term will expire at the Company’s 2025 Annual Meeting of Stockholders.

Mr. Holly, 58, is a retired partner from Pricewaterhouse Coopers (“PwC”), where he recently led PwC’s U.S. Asset & Wealth Management practice at the end of his 25-year tenure with PwC as a partner. During his 30+ year career in public accounting, Mr. Holly served clients in real estate, construction, asset management services, professional sports teams, private equity, and venture capital. Mr. Holly held additional leadership positions at PwC earlier in his career, including Washington Metro Tax Market Leader, and Private Company Leader - Mid Atlantic. Mr. Holly earned a bachelor’s degree in Business Administration - Accounting from Bloomsburg University in Pennsylvania.
Mr. Holly will be compensated on a pro-rated basis for his service on the Board in accordance with the Company’s compensation program for non-employee directors, as set forth on page 10 of the Company’s definitive Proxy Statement filed on May 2, 2022.
There is no other arrangement or understanding between Mr. Holly and any other person pursuant to which he was selected as a director of the Company. The Company has not engaged in any transaction in which Mr. Holly had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. Holly is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Comstock Holding Companies, Inc. press release, dated February 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: February 10, 2023	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer